Exhibit 32.2

C2 GLOBAL TECHNOLOGIES INC.

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned Stephen A. Weintraub, duly appointed and incumbent officer of C2 Global Technologies Inc., a Florida corporation (the “Corporation”), in connection with the Corporation’s Annual Report on Form 10-K for the annual period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.	The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

March 11, 2008

/s/ Stephen A. Weintraub
Stephen A. Weintraub
Executive Vice President, Chief Financial Officer and Corporate Secretary